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                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549


                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event report): October 31, 1999



                            GREENPOINT CREDIT, LLC
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              (exact name of registrant as specified in charter)


                                   DELAWARE
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                (state or other jurisdiction of incorporation)


                                   333-59731
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                           (commission file number)


                                  33-0862379
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                    (I.R.S. employer identification number)



                            10089 WILLOW CREEK ROAD
                         SAN DIEGO, CALIFORNIA  92131
                                (858) 530-9394
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  (address and telephone number of registrant's principal executive offices)
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    Item 5.  Other Events

       (a)   Monthly Report


    The following are filed herewith. The exhibit numbers correspond with Item 601 (b) of Regulation S-K.

        Exhibit No.      Description

        *4. Pooling and Servicing Agreement, dated as of May 1, 1999, between Greenpoint Credit, LLC, as Contract Seller and Servicer and The First National Bank of Chicago as Trustee.

        99.              Monthly Investor Servicing Report.



        * Filed previously with the commission on May 21, 1999 as an exhibit to a report on Form 8-K.



    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                         GREENPOINT CREDIT

                         BY:          /s/     Charles O. Ryan
                               ------------------------------
                               Name:   Charles O. Ryan
                               Title:  Vice President
                               Dated:  December 2, 1999
                                       San Diego, California